INVESTOR UPDATE Second Quarter 2023

Forward Looking Statement This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, “would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the effects of a pandemic or other unforeseeable event; the ability of First Merchants to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity (including the ability to grow and maintain core deposits and retain large, uninsured deposits), credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants undertakes no obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this presentation or press release. In addition, the company’s past results of operations do not necessarily indicate its anticipated future results. NON-GAAP FINANCIAL MEASURES These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

Executive Management Team 3 Mark Hardwick Chief Executive Officer Mark K. Hardwick currently serves as the Chief Executive Officer of First Merchants Corporation and First Merchants Bank. Mark joined First Merchants in November of 1997 as Corporate Controller and was promoted to Chief Financial Officer in April of 2002. In 2016, Mark’s title expanded to include Chief Operating Officer, overseeing the leadership responsibilities for finance, operations, technology, risk, legal, and facilities for the corporation. Prior to joining First Merchants Corporation, Mark served as a senior accountant with BKD, LLP in Indianapolis. Mark is a graduate of Ball State University with a Master of Business Administration and Bachelor’s degree in Accounting. He is also a certified public accountant and a graduate of the Stonier School of Banking. FMB: 25 Yrs Banking: 25 Yrs FMB: 8 Yrs Banking: 20 Yrs Michele Kawiecki Chief Financial Officer Michele Kawiecki currently serves as Executive Vice President and Chief Financial Officer for First Merchants Corporation and First Merchants Bank. Michele joined First Merchants in 2015 as Director of Finance. Prior to joining First Merchants, Michele spent 12 years with UMB Financial Corporation in Kansas City, Missouri having served as Senior Vice President of Capital Management and Assistant Treasurer; Director of Corporate Development and the Enterprise Project Management Office; and Chief Risk Officer. Prior to UMB, she worked for PriceWaterhouseCoopers LLP as an Audit Manager. Michele earned both a Master of Science in Accounting and an Executive Master of Business Administration from the University of Missouri-Kansas City and a Bachelor’s degree in Accounting from Dakota Wesleyan University. FMB: 16 Yrs Banking: 36 Yrs Mike Stewart President Mike Stewart currently serves as President for First Merchants Corporation and First Merchants Bank overseeing the Commercial, Private Wealth, and Consumer Lines of Business for the Bank. Mike joined the bank in 2008 as Chief Banking Officer. Prior to joining First Merchants, Mike spent 18 years with National City Bank in various commercial sales and credit roles. Mike has a Master of Business Administration from Butler University and a Bachelor’s degree in Finance from Millikin University. FMB: 15 Yrs Banking: 33 Yrs John Martin Chief Credit Officer John Martin currently serves as Executive Vice President and Chief Credit Officer of First Merchants Corporation overseeing the Commercial, Small Business and Consumer Credit functions, as well as the Mortgage Line of Business. Prior to joining First Merchants, John spent 18 years with National City Bank in various sales and senior credit roles. John is a graduate of Indiana University where he earned a Bachelor of Arts in Economics. He also holds a Master of Business Administration in Finance from Case Western Reserve University.

First Merchants Corporation (NASDAQ: FRME) Financial Highlights as of 6/30/2023 $18.0 Billion $12.3 Billion $14.6 Billion $7.4 Billion Assets Under Advisement* Total Assets Total Loans Total Deposits TCE/TA: YTD Return on TCE YTD ROAA: Dividend Yield: Price / Tangible Book: Price / LTM EPS: 1.38% 7.99% 18.91% 4.61% 1.21x 6.5x Moody’s a3 Baseline Credit Assessment1 Market Cap $1.7B Largest financial services holding company headquartered in Central Indiana 119 Banking Centers 4 *Assets Under Management - $3.5 Billion 1Moody’s Credit Opinion – First Merchants Corporation, October 25, 2022, baseline Credit Assessment (BCA) reflects a bank’s standalone credit strength

Highlights 5 ▪ Balance sheet strength ▪ Improved all capital ratios ▪ Continued loan growth, while increasing new loan yields ▪ Maintained a low 50’s Efficiency Ratio, while managing increasing deposit betas ▪ Maintained strong credit quality and a robust allowance for credit losses ▪ Reported EPS of $1.02 compared to $0.63 in 2Q22. Excluding PPP income and expenses related to the Level One acquisition, current EPS was $1.02 compared to $1.01 in 2Q221,2 11.29% ROE 18.04% ROTCE2 ROE & ROTCE (Annualized) $60.4 Million $1.02 Per Share Net Income & EPS1 1.34% ROA 1.58% PTPP ROA2 ROA (Annualized) 1Net Income and EPS reported on a diluted basis and for common stockholders 2See “Non-GAAP Financial Information” for reconciliation Second Quarter Year-to-Date 11.74% ROE 18.91% ROTCE2 ROE & ROTCE (Annualized) $124.0 Million $2.09 Per Share Net Income & EPS1 1.38% ROA 1.62% PTPP ROA2 ROA (Annualized) ▪ Reported EPS of $2.09 compared to $1.54 in 2022. Excluding PPP income and expenses related to the Level One acquisition, current YTD EPS was $2.09 compared to $1.89 in 20221,2

Business Strategy 6 Full Spectrum of Debt Capital and Treasury Service Offerings Located in Prime Growth Markets Small Business & SBA Middle Market C&I Investment Real Estate Public Finance Sponsor Finance Full Spectrum of Consumer Deposit and Lending Offerings Supported by: Talented, Customer Service Oriented Banking Center and Call Center Professionals Competitive Digital Solutions ▪ Deposit and CRM ▪ Online Banking ▪ Mobile Banking Diverse Locations in Stable Rural and Growth Metro Markets Comprehensive and coordinated approach to personal wealth management Expertise in: Investment Management Private Banking Fiduciary Estate Financial Planning Strengthen commercial relationships with personal services for executives/owners and retirement plan services for companies Partner with consumer to offer personal investment advice through First Merchants Investment Services Offering a full suite of mortgage solutions to assist with purchase, construction, renovation, and home finance Strengthen existing Commercial, Consumer and Private Wealth relationships Create new household relationships Support underserved borrowers and neighborhoods Deliver solutions through a personalized, efficient, and scalable model Commercial Banking Private Wealth Advisors Consumer Banking Mortgage Banking Asset Based Lending Syndications Treasury Management Services Merchant Processing Services

Business Highlights


Michigan
Monroe MSA Rank: 1
Detroit MSA Rank: 9
Deposits: $2.8B
Loans: $2.4B
Northeast Indiana
Muncie MSA Rank: 1
Ft Wayne MSA Rank: 4
Deposits: $4.6B
Loans: $2.3B
Northwest Indiana
Lake County Rank: 6
Lafayette MSA Rank: 2
Deposits: $3.3B
Loans: $2.1B
Columbus
Columbus MSA Rank: 12
Deposits: $0.6B
Loans: $1.5B
Indianapolis
Indianapolis MSA Rank: 7
Deposits: $3.3B
Loans: $4.0B

MSA and County ranking data per FDIC
[1]Commercial includes Public Funds and Consumer includes Private Wealth

Loan Growth Annualized[1]

	2Q23 Balance ($B)	Growth
Commercial	$9.3	(0.9)%
Consumer	$0.8	(0.6)%
Mortgage	$2.0	18.7%
Total Loan Growth QTD		1.5%
Total Loan Growth YTD		4.7%
*Adjusted Total Loan Growth QTD		5.4%
*Adjusted Total Loan Growth YTD		6.9%

*During the quarter, the non-relational, term loan B portfolio of $116 million was sold with a gain.

- The total Commercial pipeline remains stable with regional C&I showing growth and IRE and Sponsor activity slowing.
- The Consumer decline represents balance reductions in the Private Banking portfolios. Overall, this is a small portfolio.

Deposit Growth Annualized[1]

	2Q23 Balance ($B)	Growth
Commercial	$7.3	(2.1)%
Consumer	$6.1	(3.7)%
Total Deposit Growth QTD		(3.3)%
Total Deposit Growth YTD		2.8%

- The Commercial decline was primarily attributed to reduction in client liquidity or debt reduction decisions by clients. Accounts remain stable.
- Consumer sector decline was primarily within the Private Wealth group with clients moving liquidity to alternative investment options. The core, granular nature of our consumer client base remains stable with increasing new account opening levels during the quarter.
- The mix of both the Commercial and Consumer sectors moved towards higher paying money market and CD account types.

First Merchants Corporation
Helping you prosper

7

Second Quarter Financial Results

($M except per share data)

		For the Three Months Ended,						
		6/30/22	9/30/22	12/31/22	3/31/23	6/30/23	Variance Linked Quarter	% Variance Linked QTR-Annualized
	Balance Sheet & Asset Quality							
1.	Total Assets	$17,780.5	$17,719.0	$17,938.3	$18,178.9	$17,968.4	($210.5)	-4.6%
2.	Total Loans	11,406.5	11,675.4	12,013.0	12,250.9	12,297.5	46.7	1.5%
3.	Investments	4,630.0	4,294.8	4,263.8	4,057.4	3,891.5	(165.9)	-16.4%
4.	Deposits	14,570.9	14,434.8	14,382.7	14,703.3	14,581.2	(122.1)	-3.3%
5.	Total Equity	1,977.6	1,906.7	2,034.8	2,122.4	2,145.6	23.1	4.4%
6.	TCE Ratio	7.04%	6.66%	7.34%	7.75%	7.99%	0.24%	
7.	Total RBC Ratio	12.73	12.84	13.08	13.23	13.48%	0.25	
8.	ACL / Loans	1.98	1.94	1.86	1.82	1.80	-0.02	
9.	NCOs / Avg Loans	0.01	-0.01	0.12	0.01	0.06	0.05	
10.	NPAs + 90PD / Assets	0.30	0.29	0.28	0.34	0.34	0.00	
	Summary Income Statement							
11.	Net Interest Income	$128.7	$140.3	$149.0	$144.1	$137.9	($6.2)	-4.3%
12.	Provision for Loan Losses	16.8	0.0	0.0	0.0	0.0	0.0	
13.	Non-interest Income	28.3	29.6	24.1	25.0	26.3	1.3	5.2%
14.	Non-interest Expense	97.3	96.4	89.7	93.7	92.6	(1.1)	-1.2%
15.	Pre-tax Income	42.9	73.5	83.4	75.4	71.6	(3.8)	-5.0%
16.	Provision for Taxes	3.9	9.8	12.6	11.3	10.7	(0.6)	-5.3%
17.	Net Income	39.0	63.7	70.8	64.1	60.9	(3.2)	-5.0%
18.	Preferred Stock Dividends	0.5	0.5	0.5	0.5	0.5	0.0	
19.	Net Income Available to Common Stockholders	38.5	63.3	70.3	63.6	60.4	(3.2)	-5.0%
20.	ROAA	0.88%	1.43%	1.59%	1.42%	1.34%	-0.08%	
21.	ROAE	7.62	12.54	14.36	12.21	11.29	-0.92	
22.	ROTCE	12.91	20.85	24.21	19.82	18.04	-1.78	
23.	Net Interest Margin	3.28	3.55	3.72	3.58	3.39	-0.19	
24.	Efficiency Ratio	58.45	53.34	48.60	51.72	52.21	0.49	
	Per Share							
25.	Earnings per Diluted Share	$0.63	$1.08	$1.19	$1.07	$1.02	($0.05)	
26.	Tangible Book Value per Share	20.45	19.26	21.45	22.93	23.34	0.41	
27.	Dividend per Share	0.32	0.32	0.32	0.32	0.34	0.02	
28.	Dividend Payout Ratio	50.8%	29.6%	26.9%	29.9%	33.3%	3.4%	

2Q23 Highlights

- **52.21% Efficiency Ratio**
- **Net interest income,** decreased $6.2 million due to higher funding cost and mix change which offset higher earning asset income
- **Pre-Tax, Pre-Provision (PTPP) Earnings totaled $71.6 million** PTPP ROA was 1.58% and PTPP ROE was 13.38%[1]
- **TCE Ratio increased 0.24% to 7.99%**
- **Tangible Book Value per share totaled $23.34,** an increase of $0.41 over prior quarter

First Merchants Corporation
Helping you prosper

[1]See "Non-GAAP Financial Information" for reconciliation

8

Year-to-Date Financial Results

($M except per share data)

	For the Six Months Ended June 30, 2021	2022	2023	Variance YOY	% Variance YOY
Balance Sheet & Asset Quality					
1. Total Assets	$14,923.1	$17,780.5	$17,968.4	$187.9	1.1%
2. Total Loans	9,139.8	11,406.5	12,297.5	891.0	7.8%
3. Investments	4,148.3	4,630.0	3,891.5	(738.5)	-16.0%
4. Deposits	12,203.4	14,570.9	14,581.2	10.3	0.1%
5. Total Equity	1,871.8	1,977.6	2,145.6	168.0	8.5%
6. TCE Ratio	9.04%	7.04%	7.99%	0.95%	
7. Total RBC Ratio	14.23	12.73	13.48%	0.75	
8. ALLL / Loans	2.19	1.98	1.80	-0.18	
9. NCOs / Avg Loans	0.11	-0.01	0.03	0.04	
10. NPAs + 90PD / Assets	0.40	0.30	0.34	0.04	
Summary Income Statement					
11. Net Interest Income	$204.7	$230.9	$282.0	$51.1	22.1%
12. Provision for Loan Losses	0.0	16.8	0.0	(16.8)	
13. Non-interest Income	55.0	54.2	51.3	(2.9)	-5.4%
14. Non-interest Expense	135.4	169.6	186.3	16.7	9.8%
15. Pre-tax Income	124.3	98.7	147.0	48.3	48.9%
16. Provision for Taxes	19.3	11.1	22.0	10.9	98.2%
17. Net Income	105.0	87.6	125.0	37.4	42.7%
18. Preferred Stock Dividends	0.0	0.5	1.0	0.5	
19. Net Income Available to Common Stockholders	105.0	87.1	124.0	36.9	42.4%
20. ROAA	1.45%	1.05%	1.38%	0.33%	
21. ROAE	11.40	8.90	11.74	2.84	
22. ROTCE	16.82	13.98	18.91	4.93	
23. Net Interest Margin	3.23	3.16	3.48	0.32	
24. Efficiency Ratio	49.54	55.90	51.96	-3.94	
Per Share					
25. Earnings per Diluted Share	$1.94	$1.54	$2.09	$0.55	
26. Tangible Book Value per Share	24.15	20.45	23.34	2.89	
27. Dividend per Share	0.55	0.61	0.66	0.05	
28. Dividend Payout Ratio	28.4%	39.6%	31.6%	-8.0%	

Year-to-Date Highlights

- **51.96% Efficiency Ratio**
- **Net interest income,** increased $51.1 million due to the addition of Level One in 2Q22
- **Pre-Tax, Pre-Provision (PTPP) Earnings totaled $147.0 million** PTPP ROA was 1.62% and PTPP ROE was 13.92%[1]
- **TCE Ratio increased 0.95% to 7.99%** over prior year
- **Tangible Book Value per share totaled $23.34,** an increase of $2.89 over prior year

First Merchants Corporation
Helping you prosper

[1]See "Non-GAAP Financial Information" for reconciliation

9

▪ Net unrealized AFS Loss of $269.8 million ($245.7M prior Q) ▪ Net unrealized HTM Loss of $359.7 million ($328.8M prior Q) Investment Portfolio Highlights 10 2Q23 Investment Portfolio Composition Yield on Investments (%) / Total Investments ($B) $3.9B Total Investment Portfolio Gains / LossesHighlights Realized Gains/Losses ▪ 2Q 2022 $0.1 million gain ▪ 3Q 2022 $0.4 million gain ▪ 4Q 2022 $0.1 million gain ▪ 1Q 2023 $1.6 million loss ▪ 2Q 2023 $1.4 million loss Unrealized Losses▪ Quarterly bond sales of $101 million ▪ Effective duration of 6.5 years ▪ Remaining 2023 cash flow $150 million / ~2.35% yield ▪ AA rated municipal bond portfolio ▪ Allowance for Credit Losses for Investments of $245,000 ▪ ~53% of portfolio classified as Held-to-Maturity Municipal Bonds 56%Mortgage- Backed Securities 25% Collateralized Mortgage Obligations 6% U.S. Agencies 12% Corporate Obligations 1% $4.6 $4.3 $4.3 $4.1 $3.9 2.63% 2.66% 2.66% 2.63% 2.56% 2Q22 3Q22 4Q22 1Q23 2Q23 Investments ($B) Yield on Investments (%)

Loan Portfolio Highlights 11 2Q23 Loan Composition Yield on Loans (%) / Total Loans ($B) $12.3B Total 2Q23 Portfolio by Yield Type Highlights Total loan rate mix as of 2Q23 • $8.2 billion variable rate • $4.1 billion fixed rate ▪ Portfolio composition is ~75% Commercial oriented ▪ Loan yields remained strong at 6.34% ▪ New/renewed loan yields averaged 7.30% for the quarter compared to 7.08% in 1Q23 $0.9 $0.7 $0.7$0.4$0.7$0.7 Commercial & Industrial 28.7% Commercial Real Estate Owner-Occupied 9.6% Commercial Real Estate Non-Owner Occupied 19.4% Construction Land & Land Development 7.7% Agricultural Land & Production 1.9% Public Finance/Other Commercial 7.8% Residential Mortgage 18.5% Home Equity 5.0% Other Consumer 1.4% Fixed Rate 33% LIBOR-Based 12% Prime-Based 13% Other Variable Rates 14% SOFR-Based 28%$11.4 $11.7 $12.0 $12.3 $12.3 4.09% 4.76% 5.58% 6.00% 6.34% 2Q22 3Q22 4Q22 1Q23 2Q23 Total Loans ($B) Yield on Loans (%)

Allowance for Credit Losses - Loans 12 2Q23 Allowance for Credit Losses - Loans Highlights ▪ No Q2 provision expense ▪ The reserve for unfunded commitments totals $23.3 million and is recorded in Other Liabilities ▪ The remaining fair value accretion on acquired loans is $26.9 million inclusive of credit and interest rate marks Change in ACL – Loans 12022 provision expense of $16.8 million reflects $14 million for CECL Day 1 non-PCD loans and $2.8 million for Level One’s unfunded commitments $226.3 $226.7 $223.3 $223.1 $221.1 1.98% 1.94% 1.86% 1.82% 1.80% 2Q22 3Q22 4Q22 1Q23 2Q23 Allowance Allowance to Loans $195,397 $223,277 $221,147 $16,599 $13,955 $2,674 $2,130 ACL - Loans 12/31/2021 Level One - PCD Credit Mark Net Charge-offs 2022 Provision Exp. 2022 ACL - Loans 12/31/2022 Net Charge-offs YTD ACL - Loans 6/30/2023 Increase Decrease 1

Deposit Portfolio Highlights 13 2Q23 Deposit Composition Highlights $14.6B Total 1Total brokered deposits of $867 million, which includes brokered CDs of $164 million 2Defined as total deposits less time deposits > $100k Cost of Total Deposits (%) / Total Deposits ($B) ▪ Strong core deposit base • 91% core deposits2 • 18% non-interest bearing • 43% yield 5 bps or less ▪ Total deposit costs increased to 1.99% ▪ 47% cumulative interest-bearing deposit beta, 37% prior quarter ▪ Insured 74.5% / Uninsured 25.5% ▪ Average deposit account balance of $34,000 Demand Deposits 55% Savings Deposits 31% Certificates & Time Deposits > $100k 8% Certificates & Time Deposits < $100k 5% Brokered Certificates of Deposits 1% $14.6 $14.4 $14.4 $14.7 $14.6 0.23% 0.46% 0.92% 1.41% 1.99% 2Q22 3Q22 4Q22 1Q23 2Q23 Total Deposits ($B) Cost of Total Deposits (%) 1

Net Interest Margin 14 $105.1$97.1 $97.3 $105.1 $107.0$97.8 $107.0 $97.3 $105.1 $110.0$109.2 $107.0 $105.1 $109.2 $110.0 $106.9 1Adjusted for Fair Value Accretion and PPP Loan Income $134.8 $146.6 $155.3 $150.4 $143.7 3.28% 3.55% 3.72% 3.58% 3.39% 2Q22 3Q22 4Q22 1Q23 2Q23 Net Interest Income - FTE ($millions) Net Interest Margin 2Q22 3Q22 4Q22 1Q23 2Q23 1. Net Interest Income - FTE ($millions) 134.8$ 146.6$ 155.3$ 150.4$ 143.7$ 2. Fair Value Accretion 3.2$ 3.2$ 2.7$ 2.4$ 2.0$ 3. PPP Loan Income 0.9$ 0.3$ 0.1$ -$ -$ 4. Adjusted Net Interest Income - FTE1 130.7$ 143.1$ 152.5$ 148.0$ 141.7$ 5. Tax Equivalent Yield on Earning Assets 3.58% 4.11% 4.73% 5.06% 5.36% 6. Interest Expense/Average Earning Assets 0.30% 0.56% 1.01% 1.48% 1.97% 7. Net Interest Margin 3.28% 3.55% 3.72% 3.58% 3.39% 8. Fair Value Accretion Effect 0.08% 0.08% 0.07% 0.06% 0.05% 9. Impact of PPP Loans 0.01% 0.00% 0.00% 0.00% 0.00% 10. Adjusted Net Interest Margin1 3.19% 3.47% 3.65% 3.52% 3.34%

Non-Interest Income Highlights 15 2Q23 Non-Interest Income Detail ($M) $26.3M Total Non-Interest Income Trends ($M) Fee Income / Revenue Highlights ▪ Customer-related fees totaling $24.8 million for 2Q23, increased $0.3 million from 1Q23 driven primarily by higher gains on the sales of mortgage loans ▪ Losses of $1.4 million recognized on the sale of $101 million of available-for-sale securities Wealth Management $7.4 25% Gain on Sale of Loans $3.6 12% Service Charges $7.8 27% Card Payment Fees $4.5 16% Gain (Loss) on Sale of Securities ($1.4) -5% Derivative Hedge Fees $0.7 2% BOLI $2.1 7% Other Customer Fees $0.8 3% Other $0.8 3% $7.6 $7.2 $7.5 $7.9 $7.4 $3.2 $2.5 $2.1 $2.4 $3.6 $7.7 $7.2 $7.1 $7.4 $7.8 $5.2 $4.8 $4.5 $5.2 $4.5 $4.6 $7.9 $2.9 $2.1 $3.0 $28.3M $29.6M $24.1M $25.0M $26.3M 2Q22 3Q22 4Q22 1Q23 2Q23 Wealth Management Gain on Sale of Loans Service Charges Card Payment Fees Other 17.3% 16.8% 13.4% 14.2% 15.5%

Salary & Benefits $54.8 59% Premises & Equipment $12.9 14% Outside Data Processing $6.6 7% Professional & Other Outside Services $4.7 5% Intangible Asset Amortization $2.2 3%Marketing $1.1 1% FDIC Expense $2.7 3% Other $7.6 8% Non-Interest Expense Highlights 16 2Q23 Non-Interest Expense Detail $92.6M Total Non-Interest Expense Trends ($M) Efficiency Ratio Highlights ▪ Decline in salaries and benefits of $2.7 million due to lower incentives and annual benefit plan expense of $1.3 million reflected in Q1 ▪ Increase of $1.3 million in FDIC assessment as $2.0 million in one-time assessment credits were recorded in Q1 12Q22, 3Q22, and 4Q22 Efficiency Ratio excluding acquisition costs, see “Non-GAAP Financial Information” for reconciliation 50.75%1 51.39%1 48.37%1 $56.0 $56.0 $52.3 $57.5 $54.8 $13.4 $12.7 $12.8 $13.4 $12.9 $4.9 $6.8 $5.6 $6.1 $6.6 $23.0 $20.9 $19.0 $16.7 $18.3 $97.3M $96.4M $89.7M $93.7M $92.6M 2Q22 3Q22 4Q22 1Q23 2Q23 Salary & Benefits Premises & Equipment Outside Data Processing Other 58.45% 53.34% 48.60% 51.72% 52.21%

Capital Ratios 17 Tangible Common Equity Ratio Common Equity Tier 1 Ratio Total Risk-Based Capital Ratio 9.31% 9.31% 9.57% 9.31% 9.65%9.57%9.31% 9.57% 9.65% 9.04% ▪ TCE Ratio including marks on held-to-maturity securities portfolio is 6.45% ▪ CET1 including net unrealized loss in AOCI on available-for-sale securities is 9.75% Highlights 7.04% 6.66% 7.34% 7.75% 7.99% 2Q22 3Q22 4Q22 1Q23 2Q23 TCE Ratio Target TCE (8.00%) 10.27% 10.40% 10.65% 10.82% 11.07% 2Q22 3Q22 4Q22 1Q23 2Q23 CET 1 Ratio Target CET1 Ratio (10.00%) 12.73% 12.84% 13.08% 13.23% 13.48% 2Q22 3Q22 4Q22 1Q23 2Q23 TRBC Ratio Target TRBC Ratio (12.50%)

Loan Portfolio

Loan Portfolio Trends ($M)

	2Q22	3Q22	4Q22	1Q23	2Q23
1. C&I - Regional Banking	$ 2,681	$ 2,703	$ 2,827	$ 2,831	$ 2,733
2. C&I - Sponsor Finance	619	630	612	674	798
3. CRE Owner Occupied	1,262	1,266	1,244	1,242	1,180
4. Construction/Land/Land Dev.	746	829	836	961	950
5. CRE Non-Owner Occupied	2,423	2,299	2,407	2,375	2,380
6. Agricultural	215	222	242	220	230
7. Public Finance/Other Commercial	894	915	933	959	964
8. **Total Commercial Loans**	**8,840**	**8,864**	**9,101**	**9,262**	**9,235**
9. Residential Mortgage	1,823	2,014	2,103	2,195	2,276
10. Home Equity	586	622	631	621	614
11. Other Consumer	157	175	178	173	173
12. **Total Resi Mortgage & Consumer**	**2,566**	**2,811**	**2,912**	**2,989**	**3,063**
13. **Total Loans**	**$11,406**	**$11,675**	**$12,013**	**$12,251**	**$12,298**

2Q23 Highlights

- Sale of $116 million term loan B portfolio
- C&I – Regional Banking loan growth of $18 million adjusted for the sale
- C&I - Sponsor Finance growth - $124 million
- Residential Mortgage growth - $81 million, primarily from portfolio ARM strategy

Year Over Year Highlights

Loan growth of $892 million or 7.8%

- Balanced commercial loan growth - $395 million
  - C&I - Regional Banking - $52 million
  - C&I - Sponsor Finance - $179 million
  - CRE /Constr/Land/Land Dev. - $79 million
- Total Resi Mtg & Cons. - $497 million
  - Mortgage growth of $453 million, primarily from portfolio ARM strategy



Other
14.6%
IL
6.7%
OH
13.7%
MI
21.0%
IN
44.0%

Geography

85.4% of borrowers within four state Midwest geography

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Loan Portfolio Insights

Commercial

C & I



Manufacturing
Other Admin Services
Investment CRE
Wholesale Trade
Retail Trade
Finance & Insurance
Professional Service
Construction
Transp./Warehouse
Specialty Trade
19.4%
10.2%
9.8%
9.6%
7.6%
6.2%
5.8%
5.6%
4.6%
3.9%

Top Industries
% of C&I loans

C&I Includes commercial and industrial, sponsor and owner-occupied real estate loans

- Line utilization Q2'23 at 41.7% and has been in the range of 41% for three quarters. Line commitments increased $162 million this quarter.
- $604 million in Shared National Credits
- $64.6 million of SBA guaranteed loans
- $0 dollars in operating leases

C&I - Sponsor Finance

- $798 million to 80 companies
- Senior Debt/Adj. EBITDA < 3.0X ~ 68%
- Total Debt/Adj. EBITDA < 4.0X ~ 80%
- FCCR > 1.50X ~ 68%
- ~ 3.8% Classified

Construction Finance

- $158 million Residential Real Estate Construction
- $792 million Commercial Real Estate Construction & Land

($M)	Balance	Commit.	% CRE Constr/Land
Multi-Family	$476	$787	60.0%
Industrial	84	125	10.7%
Self Storage	69	78	8.7%
Office - Medical	17	23	2.1%
Office - General	9	29	1.1%

Mortgage & Consumer

Home Equity / Other Consumer

- > 95% of $615 million in consumer loans had a credit score exceeding 669 at origination

(excludes ~22% of loans where origination data is unavailable)

Residential Mortgage

- $269 million residential mortgage secured, related to commercial loan relationships
- $2.0 billion residential mortgage loans
  - > 93% of $1.8 billion in residential portfolio loans had a credit score at origination exceeding 669

(excludes ~10% of residential loans where origination data is unavailable)

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Loan Portfolio Insights (continued) 20 Commercial Real Estate (Non-owner occupied) ($M) Total Loans $12.3 Billion Multi- Family Industrial Retail Office Ware- house/ Storage Hotel Other Total CRE (NOO) Balance: $685.4 $381.2 $383.6 $261.1 $253.1 $153.7 $262.0 $2,380.1 Commitment: $723.5 $398.2 $389.9 $268.4 $258.2 $154.2 $303.8 $2,496.2 # of loans: 483 495 333 227 100 32 138 1,808 % of Total Loans: 5.6% 3.1% 3.1% 2.1% 2.1% 1.2% 2.1% 19.4% Average Loan Balance: $1.4 $0.8 $1.2 $1.2 $2.5 $4.8 $1.9 $1.3 Top 10 - Avg. Loan Com: $18.7 $8.7 $10.0 $11.1 $15.4 $11.7 $16.4 $23.6 General Office 123.5$ Medical 71.8 Mixed 27.1 Government 21.2 MI 90.4$ Other 17.5 IN 67.5 Total 261.1$ OH 36.8 OK 25.0 IL 24.1 Multiple Tenant $155.5 Other 17.3 Single Tenant 103.2 Total 261.1$ Other 2.4 Total 261.1$ Type Tenant Classification Geographic Diversification

Asset Quality 21 Asset Quality Trends ($M) Highlights ▪ NPAs + 90PD were up 13 bps to 0.63% of loans and ORE ▪ New Non-Accruals: • A $15.9 million loan to a syndicated specialty finance company • An $8.7 million loan to a material handling company ▪ Stable Classified Loans/Loans. Remains below pre- pandemic levels ▪ Q2 Net Charge-offs of $1.9 million • 0.06% of average loans (annualized) • Gross charge-offs of $2.3 million with recoveries of $0.4 million 2Q22 3Q22 4Q22 1Q23 2Q23 1. Non-Accrual Loans 46.0$ 43.5$ 42.3$ 46.6$ 69.2$ 2. Other Real Estate 6.5 6.5 6.5 7.8 7.7 3. 90PD Loans 0.6 0.7 1.7 7.0 0.4 4. Renegotiated Loans 0.2 0.2 0.2 - - 5. NPAs + 90PD 53.3$ 50.9$ 50.7$ 61.4$ 77.3$ 6. NPAs + 90PD/Loans and ORE 0.47% 0.44% 0.42% 0.50% 0.63% 7. Classified Loans 192.1$ 207.1$ 215.2$ 250.5$ 257.0$ 8. Classified Loans/Loans 1.68% 1.77% 1.79% 2.04% 2.09% 9. Net Charge-offs (QTD) 0.3$ (0.4)$ 3.4$ 0.2$ 1.9$ 10. QTD NCO/Avg. Loans (Annualized) 0.01% -0.01% 0.12% 0.01% 0.06%

Non-Performing Assets 22 Non-Performing Assets Roll Forward ($M) Non-Accrual Migration: ▪ Top three non-accrual commercial relationships total $34.6 million • Specialty Finance • Senior Living • Material Handling ▪ $8.3 million paid off or returned to accrual • Largest $3.6 million CRE payoff ▪ 90 days PD reduced $6.6 million Highlights 2Q22 3Q22 4Q22 1Q23 2Q23 1. Beginning Balance NPAs + 90PD 51.2$ 53.3$ 50.9$ 50.7$ 61.4$ Non-Accrual 2. Add: New Non-Accruals 13.1 9.0 7.3 15.4 33.2 3. Less: To Accrual or Payoff (8.9) (10.7) (4.8) (8.6) (8.3) 4. Less: To OREO 0.5 0.1 0.1 (1.4) - 5. Less: Charge-offs (1.4) (0.9) (3.8) (1.1) (2.3) 6. Non-Accrual Loans Change 3.3 (2.5) (1.2) 4.3 22.6 Other Real Estate Owned (ORE) 7. Add: New ORE Properties 0.5 0.1 0.1 1.4 - 8. Less: ORE Sold (0.2) (0.1) (0.1) (0.1) (0.1) 9. Less: ORE Losses (write-downs) (0.1) - - - - 10. ORE Change 0.2 - - 1.3 (0.1) 11. 90PD Change (1.5) 0.1 1.0 5.3 (6.6) 12. Renegotiated Loans Change 0.1 - - (0.2) - 13. NPAs + 90PD Change 2.1 (2.4) (0.2) 10.7 15.9 14. Ending Balance NPAs + 90PD 53.3$ 50.9$ 50.7$ 61.4$ 77.3$

242.2% 165.4% FRME S&P BMI US Bank Track Record of Shareholder Value 23 10-Year Total Return (2012-2022) Earnings per Share Tangible Book Value per Share Dividends per Share CAGR 2012-2022: 10.5% CAGR 2012-2022: 7.0% Adjusted CAGR1 9.3% Return on Tangible Common Equity 1Tangible book value per share excluding unrealized gain/loss in available for sale securities. CAGR 2012-2022: 28.7% 1 $1.41 $1.41 $1.65 $1.72 $1.98 $2.12 $3.22 $3.19 $2.74 $3.81 $3.81 $2.09 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 YTD'23 14.04% 12.69% 12.94% 12.47% 13.26% 13.29% 18.77% 15.81% 12.21% 16.17% 18.12% 18.91% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 YTD'23 $0.10 $0.18 $0.29 $0.41 $0.54 $0.69 $0.84 $1.00 $1.04 $1.13 $1.25 $0.66 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 YTD'23 $10.95 $12.17 $13.65 $14.68 $15.85 $16.96 $19.12 $21.94 $24.27 $25.21 $21.45 $23.34 $10.44 $12.12 $13.27 $14.38 $15.83 $16.78 $19.24 $21.24 $22.64 $24.09 $25.42 $26.93 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 YTD'23 TBVPS TBVPS Without AFS OCI

$4.3 $5.4 $5.8 $6.8 $7.2 $9.4 $9.9 $12.5 $14.1 $15.5 $17.9 $18.0 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2Q23 History of Organic and Whole Bank Acquisition Growth 24 Total Assets ($B) Growth Through Acquisition ✓ Experienced Acquirer ✓ Expanded in Current High-Growth Markets ✓ Extended into Additional High-Growth Markets ✓ Added to Franchise with Stable Deposit Gathering Markets 2000 Decatur Bank & Trust 2001 Frances Slocum Bank & Trust 2002 Lafayette Bank & Trust 2003 Commerce National Bank 2008 Lincoln Bank 2012 Shelby County Bank 2013 Citizens Financial Bank 2014 Community Bank 2015 Cooper State Bank Ameriana Bank 2017 Arlington Bank iAB Financial Bank 2019 Monroe Bank & Trust 2022 (Closed April 1, 2022)

Vision for the Future 25 Our Vision: To enhance the financial wellness of the diverse communities we serve. To be the most attentive, knowledgeable, and high-performing bank for our clients, teammates, and shareholders. We are a collection of dynamic colleagues with diverse experiences and perspectives who share a passion for positively impacting lives. We are genuinely committed to attracting and engaging teammates of diverse backgrounds. We believe in the power of inclusion and belonging. ▪ Lead a brand-focused cultural transformation through inclusivity, teamwork, performance management, career development, rewards, and work-life balance ▪ Produce organic growth across all lines of business and markets through focused, data- driven, industry-leading client acquisition, expansion, and retention activities ▪ Invest in the digital transformation of our delivery channels to simplify the client experience ▪ Maintain top-quartile financial results supported by industry-leading governance, risk, and compliance practices to ensure long-term sustainability ▪ Continue to leverage our core competency in acquisitions to enhance growth, efficiency, and high performance ▪ Cultivate a high-quality shareholder base that values environmental, social, and governance initiatives inspired by our stakeholder-centric business model Strategic Imperatives: Our Mission: Our Team:

26 APPENDIX

Non-GAAP

ADJUSTED EPS EXCLUDING PAYCHECK PROTECTION PROGRAM ("PPP") AND ACQUISITION-RELATED EXPENSES

(Dollars in Thousands, Except Per Share Amounts)	2Q22	3Q22	4Q22	1Q23	2Q23	6/30/21 YTD	6/30/22 YTD	6/30/23 YTD
Net Income Available to Common Stockholders - GAAP	$ 38,522	$ 63,283	$ 70,292	$ 63,610	$ 60,393	$ 105,028	$ 87,108	$ 124,003
Adjustments:								
PPP loan income	(891)	(323)	(109)	(25)	(9)	(18,968)	(2,775)	(34)
Acquisition-related expenses	12,549	3,417	413	-	-	-	12,701	-
Acquisition-related provision expense	16,755	-	-	-	-	-	16,755	-
Tax on adjustment	(6,967)	(759)	(75)	6	2	4,651	(6,542)	8
Adjusted Net Income Available to Common Stockholders - NON-GAAP	$ 59,968	$ 65,618	$ 70,521	$ 63,591	$ 60,386	$ 90,711	$ 107,247	$ 123,977
Average Diluted Common Shares Outstanding	59,308	59,339	59,384	59,441	59,448	54,159	56,516	59,446
Diluted Earnings Per Common Share - GAAP	$ 0.63	$ 1.08	$ 1.19	$ 1.07	$ 1.02	$ 1.94	$ 1.54	$ 2.09
Adjustments:								
PPP loan income	(0.01)	-	(0.01)	-	-	(0.35)	(0.05)	-
Acquisition-related expenses	0.22	0.05	0.01	-	-	-	0.22	-
Acquisition-related provision expense	0.30	-	-	-	-	-	0.30	-
Tax on adjustment	(0.13)	(0.01)	-	-	-	0.08	(0.12)	-
Adjusted Diluted Earnings Per Common Share - NON-GAAP	$ 1.01	$ 1.12	$ 1.19	$ 1.07	$ 1.02	$ 1.67	$ 1.89	$ 2.09

PRE-TAX, PRE-PROVISION ("PTPP") EARNINGS EXCLUDING ACQUISITION-RELATED EXPENSES

(Dollars in Thousands, Except Per Share Amounts)	2Q22	3Q22	4Q22	1Q23	2Q23	6/30/21 YTD	6/30/22 YTD	6/30/23 YTD
Net Interest Income (GAAP)	$ 128,661	$ 140,307	$ 148,956	$ 144,119	$ 137,835	$ 204,692	$ 230,941	$ 281,954
Other Income (GAAP)	28,277	29,616	24,151	24,997	26,319	54,975	54,174	51,316
Total Revenue	156,938	169,923	173,107	169,116	164,154	259,667	285,115	333,270
Less: Other Expenses (GAAP)	(97,313)	(96,378)	(89,699)	(93,720)	(92,593)	(135,393)	(169,638)	(186,313)
Add: Acquisition-Related Expenses (GAAP)	12,549	3,417	413	-	-	-	12,701	-
Pre-Tax, Pre-Provision Earnings (non-GAAP)	$ 72,174	$ 76,962	$ 83,821	$ 75,396	$ 71,561	$ 124,274	$ 128,178	$ 146,957
Average Assets (GAAP)	$ 17,778,221	$ 17,770,623	$ 17,834,468	$ 18,022,195	$ 18,170,649	$ 14,503,087	$ 16,627,804	$ 18,096,832
Average Equity (GAAP)	$ 2,021,123	$ 2,018,156	$ 1,958,041	$ 2,083,125	$ 2,139,877	$ 1,843,250	$ 1,956,532	$ 2,111,658
Average Diluted Common Shares	59,308	59,339	59,384	59,441	59,448	54,159	56,516	59,446
PTPP/Average Assets (PTPP ROA)	1.62%	1.73%	1.88%	1.67%	1.58%	1.71%	1.54%	1.62%
PTPP/Average Equity (PTPP ROE)	14.28%	15.25%	17.12%	14.48%	13.38%	13.48%	13.10%	13.92%
PTPP/Average Diluted Common Shares	$ 1.22	$ 1.30	$ 1.41	$ 1.27	$ 1.20	$ 2.29	$ 2.27	$ 2.47

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Non-GAAP 28 EFFICIENCY RATIO (dollars in thousands): 2Q22 3Q22 4Q22 1Q23 2Q23 2Q21 YTD 2Q22 YTD 2Q23 YTD EFFICIENCY RATIO (dollars in thousands): Non Interest Expense (GAAP) 97,313$ 96,378$ 89,699$ 93,720$ 92,593$ 135,393$ 169,638$ 186,313$ Less: Intangible Asset Amortization (2,303) (2,303) (2,303) (2,197) (2,182) (2,821) (3,669) (4,379)$ Less: OREO and Foreclosure Expenses 266 (328) (197) 18 (916) (912) (298) (898)$ Adjusted Non Interest Expense (non-GAAP) 95,276 93,747 87,199 91,541 89,495 131,660 165,671 181,036 Net Interest Income (GAAP) 128,661 140,306 148,956 144,119 137,835 204,692 230,941 281,954 Plus: Fully Taxable Equivalent Adjustment 6,168 6,316 6,370 6,321 5,858 9,659 11,904 12,179 Net Interest Income on a Fully Taxable Equivalent Basis (non-GAAP) 134,829 146,622 155,326 150,440 143,693 214,351 242,845 294,133 Non Interest Income (GAAP) 28,277 29,617 24,150 24,997 26,319 54,975 54,174 51,316 Less: Investment Securities Gains (Losses) (90) (481) (57) 1,571 1,392 (3,560) (656) 2,963 Adjusted Non Interest Income (non-GAAP) 28,187 29,136 24,093 26,568 27,711 51,415 53,518 54,279 Adjusted Revenue (non-GAAP) 163,016 175,758 179,419 177,008 171,404 265,766 296,363 348,412 Efficiency Ratio (non-GAAP) 58.45% 53.34% 48.60% 51.72% 52.21% 49.54% 55.90% 51.96%

Non-GAAP

CAPITAL RATIOS (dollars in thousands):

Total Risk-Based Capital Ratio (dollars in thousands)	2Q21	2Q22	3Q22	4Q22	1Q23	2Q23
Total Stockholders' Equity (GAAP)	1,871,800	1,977,641	1,906,666	2,034,770	2,122,448	2,145,565
Adjust for Accumulated Other Comprehensive (Income) Loss[1]	(60,080)	198,556	314,089	239,151	198,914	217,964
Less: Preferred Stock	(125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)
Add: Qualifying Capital Securities	46,487	25,000	25,000	25,000	25,000	25,000
Less: Tier 1 Capital Deductions	-	-	-	-	-	-
Less: Disallowed Goodwill and Intangible Assets	(566,412)	(743,285)	(740,780)	(738,206)	(736,429)	(734,666)
Less: Disallowed Deferred Tax Assets	(1,152)	(1,554)	(1,267)	(337)	(351)	(258)
Add: Modified CECL Transition Amount	40,314	23,028	23,028	23,028	11,514	11,514
Total Tier 1 Capital (Regulatory)	$ 1,330,832	$ 1,454,261	$ 1,501,611	$ 1,558,281	$ 1,595,971	$ 1,639,994
Qualifying Subordinated Debentures	65,000	143,074	143,089	143,103	143,118	143,132
Allowance for Loan Losses includible in Tier 2 Capital	135,690	175,059	178,490	180,870	182,308	183,106
Total Risk-Based Capital (Regulatory)	$ 1,531,522	$ 1,772,394	$ 1,823,190	$ 1,882,254	$ 1,921,397	$ 1,966,232
Net Risk-Weighted Assets (Regulatory)	$ 10,759,672	$ 13,918,947	$ 14,196,430	$ 14,392,671	$ 14,524,959	$ 14,590,561
Total Risk-Based Capital Ratio (Regulatory)	**14.23%**	**12.73%**	**12.84%**	**13.08%**	**13.23%**	**13.48%**

Common Equity Tier 1 Capital Ratio	2Q21	2Q22	3Q22	4Q22	1Q23	2Q23
Total Tier 1 Capital (Regulatory)	$ 1,330,832	$ 1,454,261	$ 1,501,611	$ 1,558,281	$ 1,595,971	$ 1,639,994
Less: Qualified Capital Securities	(46,487)	(25,000)	(25,000)	(25,000)	(25,000)	(25,000)
Add: Additional Tier 1 Capital Deductions	-	-	-	-	-	-
Common Equity Tier 1 Capital (Regulatory)	$ 1,284,345	$ 1,429,261	$ 1,476,611	$ 1,533,281	$ 1,570,971	$ 1,614,994
Net Risk-Weighted Assets (Regulatory)	$ 10,759,672	$ 13,918,947	$ 14,196,430	$ 14,392,671	$ 14,524,959	$ 14,590,561
Common Equity Tier 1 Capital Ratio (Regulatory)	**11.94%**	**10.27%**	**10.40%**	**10.65%**	**10.82%**	**11.07%**

[1] Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for the defined benefit and other postretirement plans.

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Non-GAAP

TANGIBLE COMMON EQUITY RATIO (dollars in thousands):

Tangible Common Equity Ratio (dollars in thousands)	2Q21	2Q22	3Q22	4Q22	1Q23	2Q23
Total Stockholders' Equity (GAAP)	$ 1,871,800	$ 1,977,641	$ 1,906,666	$ 2,034,770	$ 2,122,448	$ 2,145,565
Less: Preferred Stock	(125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)
Less: Intangible Assets	(573,786)	(753,649)	(750,713)	(747,844)	(745,647)	(743,465)
Tangible Common Equity (non-GAAP)	$ 1,297,889	$ 1,198,867	$ 1,130,828	$ 1,261,801	$ 1,351,676	$ 1,376,975
Total Assets (GAAP)	$ 14,923,097	$ 17,780,492	$ 17,718,985	$ 17,938,306	$ 18,178,908	$ 17,968,412
Less: Intangible Assets	(573,786)	(753,649)	(750,713)	(747,844)	(745,647)	(743,465)
Tangible Assets (non-GAAP)	$ 14,349,311	$ 17,026,843	$ 16,968,272	$ 17,190,462	$ 17,433,261	$ 17,224,947
Tangible Common Equity Ratio (non-GAAP)	**9.04%**	**7.04%**	**6.66%**	**7.34%**	**7.75%**	**7.99%**

TANGIBLE COMMON EQUITY PER SHARE (dollars in thousands):

Tangible Common Equity Per Share	4Q12	4Q13	4Q14	4Q15	4Q16	4Q17	4Q18	4Q19	4Q20
Total Stockholders' Equity (GAAP)	$ 552,236	$ 634,923	$ 726,827	$ 850,509	$ 901,657	$ 1,303,463	$ 1,408,260	$ 1,786,437	$ 1,875,645
Less: Preferred Stock	(90,908)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(149,529)	(202,767)	(218,755)	(259,764)	(258,866)	(476,503)	(469,784)	(578,881)	(572,893)
Tax Benefit	2,249	4,973	6,085	6,278	5,930	6,788	5,017	7,257	5,989
Tangible Common Equity, Net of Tax (non-GAAP)	$ 314,048	$ 437,004	$ 514,032	$ 596,898	$ 648,596	$ 833,623	$ 943,368	$ 1,214,688	$ 1,308,616
Common Shares Outstanding	28,692,616	35,921,761	37,669,948	40,664,258	40,912,697	49,158,238	49,349,800	55,368,482	53,922,359
Tangible Common Equity per Share (non-GAAP)	**$ 10.95**	**$ 12.17**	**$ 13.65**	**$ 14.68**	**$ 15.85**	**$ 16.96**	**$ 19.12**	**$ 21.94**	**$ 24.27**

Tangible Common Equity Per Share	4Q12	2Q21	4Q21	2Q22	3Q22	4Q22	1Q23	2Q23
Total Stockholders' Equity (GAAP)	$ 552,236	$ 1,871,800	$ 1,912,571	$ 1,977,641	$ 1,906,666	$ 2,034,770	$ 2,122,448	$ 2,145,565
Less: Preferred Stock	(90,908)	(125)	(125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)
Less: Intangible Assets	(149,529)	(573,786)	(570,860)	(753,649)	(750,713)	(747,844)	(745,647)	(743,465)
Tax Benefit	2,249	5,432	4,875	8,692	8,197	7,702	7,231	6,760
Tangible Common Equity, Net of Tax (non-GAAP)	$ 314,048	$ 1,303,321	$ 1,346,461	$ 1,207,559	$ 1,139,025	$ 1,269,503	$ 1,358,907	$ 1,383,735
Common Shares Outstanding	28,692,616	53,972,386	53,410,411	59,059,866	59,145,414	59,170,583	59,257,051	59,297,148
Tangible Common Equity per Share (non-GAAP)	**$ 10.95**	**$ 24.15**	**$ 25.21**	**$ 20.45**	**$ 19.26**	**$ 21.45**	**$ 22.93**	**$ 23.34**

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Non-GAAP

RETURN ON TANGIBLE COMMON EQUITY (dollars in thousands):

Return on Tangible Common Equity	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021 YTD
Total Average Stockholders' Equity (GAAP)	$ 535,506	$ 540,255	$ 675,295	$ 753,724	$ 884,664	$ 1,110,524	$ 1,343,861	$ 1,569,615	$ 1,825,135	$ 1,843,250
Less: Average Preferred Stock	(90,908)	(47,537)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Average Intangible Assets, Net of Tax	(147,889)	(153,519)	(199,354)	(215,281)	(254,332)	(360,005)	(467,421)	(499,622)	(569,377)	(567,795)
Average Tangible Common Equity, Net of Tax (non-GAAP)	$ 296,709	$ 339,199	$ 475,816	$ 538,318	$ 630,207	$ 750,394	$ 876,315	$ 1,069,868	$ 1,255,633	$ 1,275,330
Net Income Available to Common Stockholders (GAAP)	$ 40,583	$ 42,150	$ 60,162	$ 65,384	$ 81,051	$ 96,070	$ 159,139	$ 164,460	$ 148,600	$ 105,028
Plus: Intangible Asset Amortization, Net of Tax	1,081	892	1,395	1,720	2,542	3,670	5,307	4,736	4,730	2,228
Tangible Net Income (non-GAAP)	$ 41,664	$ 43,042	$ 61,557	$ 67,104	$ 83,593	$ 99,740	$ 164,446	$ 169,196	$ 153,330	$ 107,256
Return on Tangible Common Equity (non-GAAP)	**14.04%**	**12.69%**	**12.94%**	**12.47%**	**13.26%**	**13.29%**	**18.77%**	**15.81%**	**12.21%**	**16.82%**

Return on Tangible Common Equity	2021	2Q22	2022 YTD	3Q22	4Q22	2022	1Q23	2Q23	2023 YTD
Total Average Stockholders' Equity (GAAP)	$ 1,866,632	$ 2,021,123	$ 1,956,532	$ 2,018,156	$ 1,958,041	$ 1,972,445	$ 2,083,125	$ 2,139,877	$ 2,111,658
Less: Average Preferred Stock	(125)	(25,125)	(12,625)	(25,125)	(25,125)	(18,875)	(25,125)	(25,125)	(25,125)
Less: Average Intangible Assets, Net of Tax	(567,512)	(745,614)	(656,042)	(744,069)	(741,632)	(699,803)	(739,190)	(737,489)	(738,334)
Average Tangible Common Equity, Net of Tax (non-GAAP)	$ 1,298,995	$ 1,250,384	$ 1,287,865	$ 1,248,962	$ 1,191,284	$ 1,253,767	$ 1,318,810	$ 1,377,263	$ 1,348,199
Net Income Available to Common Stockholders (GAAP)	$ 205,531	$ 38,521	$ 87,108	$ 63,283	$ 70,292	$ 220,683	$ 63,610	$ 60,393	$ 124,003
Plus: Intangible Asset Amortization, Net of Tax	4,540	1,820	2,898	1,819	1,819	6,537	1,734	1,724	3,458
Tangible Net Income (non-GAAP)	$ 210,071	$ 40,341	$ 90,006	$ 65,102	$ 72,111	$ 227,220	$ 65,344	$ 62,117	$ 127,461
Return on Tangible Common Equity (non-GAAP)	**16.17%**	**12.91%**	**13.98%**	**20.85%**	**24.21%**	**18.12%**	**19.82%**	**18.04%**	**18.91%**

First Merchants Corporation
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